UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                    KSW, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                    KSW, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             to be held May 8, 2007

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of KSW, Inc., a Delaware corporation (the "Company"), will be held on May 8, 2007, at 2:00 p.m., New York time, at the American Stock Exchange, 16 Trinity Place, New York, New York 10006, for the following purposes:

         1. to elect two Class III Directors to serve until 2010, or until their successors shall have been duly elected and qualified ("Proposal 1"); and

         2. to ratify the appointment of Marden Harrison & Kreuter, CPAs, P.C. as independent auditors of the Company for the fiscal year ending December 31, 2007 ("Proposal 2"); and

         3. to transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 3, 2007 will be entitled to notice of and to vote at the meeting and any adjournments.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, in order that as many shares as possible may be represented at the meeting. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

                                                     Sincerely,

                                                     James F. Oliviero
                                                     General Counsel

Long Island City, New York
Dated:  April 3, 2007

                                    KSW, INC.
                                37-16 23rd Street
                        Long Island City, New York 11101
                                 (718) 361-6500

                                   ----------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 8, 2007

                                   ----------

                               GENERAL INFORMATION

General

The accompanying proxy is solicited by and on behalf of the Board of Directors of KSW, Inc., a Delaware corporation (the "Company"), to be voted at the 2007 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the American Stock Exchange, 16 Trinity Place, New York, New York 10006, on May 8, 2007, at 2:00 p.m., New York time, and at any and all adjournments thereof. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting to Stockholders.

Cost of Solicitation

The cost of solicitation will be borne by the Company. This proxy statement and the accompanying proxy are first being sent to the stockholders of the Company on or about April 11, 2007. A copy of the Company's 2006 Annual Report on Form 10-K is enclosed herewith.

Stockholders Entitled to Vote

Pursuant to the By-Laws of the Company, the Board of Directors has fixed the time and date for the determination of stockholders entitled to notice of and to vote at the meeting as of the close of business on April 3, 2007. Accordingly, only stockholders of record on such date and at such time will be entitled to vote at the meeting, notwithstanding any transfer of any stock on the books of the Company thereafter.

At the close of business on March 22, 2007, the Company had outstanding 5,803,643 shares of Common Stock, $.01 par value per share (the "Common Stock"), each of which entitled the holder to one vote. There were no issued shares held by the Company in its treasury.

Required Vote

The presence of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. The affirmative plurality of the shares of Common Stock represented in person or by proxy at the meeting is required for the election of each director. For all other matters, the affirmative vote of the holders of the majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter and which has actually been voted is required for approval. Proxies marked as abstaining (including proxies containing "broker non-votes") on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. A "broker non-vote" occurs when a broker holds shares of Common Stock for a beneficial owner and does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. If a quorum is present, abstentions will have no effect on the election of directors or the proposal for the ratification of the reappointment of auditors.

A proxy may be revoked by the stockholder at any time prior to its being voted. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivery to the Secretary of the Company of a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

If a proxy is properly signed and is not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. If the proxy is signed and returned without specifying choices, the shares will be voted in favor of the election as director of the nominees listed on the following pages, in favor of Proposal 2 and as recommended by the Board of Directors with regard to all other matters, or if no such recommendation is given, in their own discretion. Votes are tabulated at the Annual Meeting by inspectors of election.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information relating to the beneficial ownership of the Common Stock and options exercisable within 60 days as of March 22, 2007 by (i) those persons who were known by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, (ii) each of the Company's directors and nominees, (iii) each executive officer of the Company named in the Summary Compensation Table annexed hereto as Appendix "A", and (iv) all of the Company's directors and executive officers as a group. Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The percentage listed in the column entitled "Percentage Ownership" is calculated based on 6,113,645 shares of Common Stock and options exercisable within 60 days outstanding on March 22, 2007. Unless otherwise indicated, the address of each person named in the table below is c/o KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101.

                                        NUMBER OF        PERCENTAGE
NAME OF BENEFICIAL OWNER                 SHARES           OWNERSHIP
------------------------------------    ---------        ----------
Floyd Warkol                              894,897 (1)          14.6%
Meadow Lane
Purchase, NY 10577

Stanley Kreitman                           20,000                 *
4 Chestnut Drive
East Hill, NY 11576

John Cavanagh                              20,000 (2)             *
222 Mill Dam Road
Centerport, NY 11721-0224

Innis O'Rourke, Jr                         21,000 (3)             *
1 Horse Hollow Road
Locust Valley, NY 11560

Warren O. Kogan                                 -                 *
13345 S.E. 97th Terrace Road
Summerfield, FL 34491

Richard W. Lucas                            6,667 (4)             *

James F. Oliviero                               -                 *

Vincent Terraferma                          6,667 (4)             *

All directors and executive officers      969,231 (5)          15.9%
as a group (8 persons)

                                        NUMBER OF        PERCENTAGE
NAME OF BENEFICIAL OWNER                 SHARES           OWNERSHIP
------------------------------------    ---------        ----------
Microcapital LLC                          396,150               6.5%
623 Fifth Avenue
New York, NY 10022

Nicusa Capital Partners, LP               408,900               6.7%
17 State Street
New York, NY 10004

Allen & Company                           312,500               5.1%
711 Fifth Avenue
New York, NY

*    Less than one percent.

(1) Includes 25,000 shares owned by the Floyd and Barbara Warkol Charitable Foundation, of which Mr. Warkol is a Trustee, as well as 200,000 options exercisable within 60 days.

(2)  Includes 6,666 options exercisable within 60 days.

(3)  Includes 20,000 options exercisable within 60 days.

(4)  Includes 6,667 options exercisable within 60 days.

(5)  Includes 240,000 options exercisable within 60 days.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

General

The Certificate of Incorporation of the Company provides that the Company's business shall be managed by a Board of Directors of not less than three and not more than twelve, with the exact number fixed by the Board of Directors from time to time. There are currently five seats on the Board of Directors. The Board of Directors of the Company is divided into three classes: Class I, Class II and Class III. The directors in each class serve terms of three years each and until their successors are elected and qualified.

There are two positions on the Board of Directors to be voted upon. Under the Company's By-Laws, the terms of Class III Directors Floyd Warkol and Warren O. Kogan expire on the date of the 2007 Annual Meeting. The independent directors of the Board of Directors have unanimously nominated both of them for a three-year term, expiring at the 2010 Annual Meeting. Proxies are only being solicited for these nominees.

The nominees have consented to being named in this Proxy Statement and to serve if elected. If a nominee becomes unable to accept nomination or election, the persons named in the proxy may vote for a substitute nominee selected by the Board of Directors. The Company's management, however, has no present reason to believe that any nominee will be unable to serve as director, if elected.

If a quorum is present and voting, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes are not counted in the election of directors.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES

Procedures for Stockholder Nominations for Directors

The By-Laws of the Company permit nominations of candidates for election to the Board of Directors to be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 calendar days prior to the meeting; provided, however, that in the event that public announcement of the date of the meeting is not made at least 75 calendar days prior to the date of the meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10th calendar day following the day on which public announcement is first made of the date of the meeting. To be in proper written form, such stockholder's notice must set forth or include (i) the name and address, as they appear on the Company's books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made; (ii) a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving notice and by the beneficial owner, if any, on whose behalf the nomination is made; (iv) a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving notice; (v) such other information regarding each nominee, and any other person or persons giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (the "SEC") had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (vi) the signed consent of each nominee to serve as a director of the Company if so elected. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director must furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. The presiding officer of the meeting for election of Directors will, if the facts warrant, determine that a nomination was not made in accordance with the procedures prescribed by the Company's By-Laws, and if he or she should so determine, he or she will so declare to the meeting and the defective nomination will be disregarded. Notwithstanding the foregoing, a stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Exchange Act"). Directors and Nominees

The following table sets forth certain information concerning the nominees for election as Class III Directors of the Company, and the continuing Class I Directors and Class II Director of the Company.

               Name                     Age     Director Since
-----------------------------------    -----    --------------
NOMINEES AS CLASS III DIRECTORS
TO SERVE UNTIL 2010

Floyd Warkol                             59          1994

Warren O. Kogan                          80          2006


CONTINUING AS CLASS I DIRECTORS
TO SERVE UNTIL 2008

Stanley Kreitman                         75          1999

John Cavanagh                            71          2004

CONTINUING AS CLASS II DIRECTOR
TO SERVE UNTIL 2009

Innis O'Rourke, Jr                       85          2004

The Company is not aware of any family relationship between any director, nominee for director or executive officer of the Company.

Mr. Floyd Warkol has been principally employed as Chairman of the Board since December 15, 1995 and as President, Secretary and Chief Executive Officer of the Company and as Chairman and Chief Executive Officer of its subsidiary, KSW Mechanical Services, Inc. ("KSW Mechanical"), since January 1994.

Mr. Warren O. Kogan was appointed to the Board of Directors as a Director on March 10, 2006. He has been an arbitrator for the American Arbitration Association and is a construction and real estate private consultant. From 1990 to 2000 he was Executive Vice President of the Subcontractors Trade Association of New York City. From 1980 to 1990, he was President and Chief Executive Officer of H. Sand & Co., a major mechanical and HVAC contractor.

Mr. Stanley Kreitman was elected to the Board of Directors by the Company's stockholders on May 18, 1999 after having been appointed as a director by the other members of the Board of Directors effective February 18, 1999. Since 1994, Mr. Kreitman has been Chairman of Manhattan Associates, an investment firm, and currently is Chairman of the N.Y.C. Department of Corrections. He has been a senior advisor to Signature Bank from 2001 to present. He is a published author and lecturer on business investment matters. He is a member of the Board of Directors of Medallion Financial Corp. (NASDAQ), Capital Lease Finance, Inc.
(NYSE), CCA Industries, Inc. (AMEX), Geneva Mortgage Corp. (OTC), and Century Bank - Sarasota, Fl.

Mr. John Cavanagh was appointed to the Board of Directors as a Director on March 8, 2004 and elected at the annual meeting of stockholders, on May 10, 2005. He is a consultant to various construction and engineering companies, President of Cavanagh/Stewart International Inc., and John A. Cavanagh Consulting Services, Inc., both construction management firms, and President of American Fire
Suppressant Products, Inc. Until September 2003, he was the Vice Chairman of AMEC Construction Management, Inc. (formerly known as Morse Diesel International), one of the largest construction management companies in the United States. He is Chairman Emeritus of the Contractors' Association of
Greater New York and Building Trades Employer's Association. He is also past Chairman and remains a member of the Board of Directors of the New York Building Congress. He is on the Board of Directors of Construction Skills 2000, Nontraditional Employment for Women and Visionary Vehicles, LLC.

Mr. Innis O'Rourke, Jr. was appointed to the Board of Directors as a Director on March 8, 2004 and elected at the annual meeting of stockholders, on May 10, 2006. He is an Arbitrator for the New York Stock Exchange and a consultant to the Village of Upper Brookville and its police department. In the past, he was a Director of JWP, Inc., a multi-billion dollar construction corporation, and Greenpoint Savings Bank.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has, and appoints the members of, standing Audit and Compensation Committees. Each member of the Audit and Compensation Committees is an "independent director" in accordance with the rules and regulations of the American Stock Exchange, LLC ("Amex"). Other than the payment of attendance fees, during 2006 there were no transactions, relationships or arrangements between the Company and any independent director. The members of each of the committees of the Board of Directors are as follows:

AUDIT COMMITTEE               COMPENSATION COMMITTEE
------------------------      ----------------------
Stanley Kreitman - Chair      John Cavanagh - Chair
Warren O. Kogan               Stanley Kreitman
Innis O'Rourke, Jr.           Warren O. Kogan

AUDIT COMMITTEE

The Audit  Committee  meets with the  Company's  independent  registered  public accounting firm and management to assure that all are carrying out their respective responsibilities. The Audit Committee is responsible for selecting, appointing and, as necessary, terminating the Company's independent registered public accounting firm, and reviews the performance and fees of the independent registered public accounting firm prior to appointing it. The Audit Committee also meets with the independent registered public accountants, without management present, to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of financial reporting. The independent registered public accountants have full access to the Audit Committee.

The Audit Committee met four times during the fiscal year ended December 31, 2006.

A written charter for the Audit Committee was approved by the Board of Directors effective May 11, 2000. An amended written charter was approved by the Board of Directors effective February 16, 2006.

The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the listing standards of Amex and under the independence criteria established by the SEC for audit committee members.

The Board of Directors has also determined that Mr. Kreitman is an "audit committee financial expert" as defined in Item 401(h)(2) of Regulation S-K of the Exchange Act and is independent as that term is used in Item 7(d)(3)(iv) of
Schedule 14A of the Exchange Act.

Mr. Kogan was appointed to the Audit Committee on January 3, 2007 to replace Russell Molina, who served on the Audit Committee during 2006 and who resigned as a director for personal reasons on January 3, 2007.

The Audit Committee Charter was annexed as an appendix to the Company's Definitive Proxy Statement, dated April 7, 2006.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for the performance review of the Chief Executive Officer, who in turn reviews the performance of each member of senior management and determines their compensation levels. The Compensation Committee periodically reviews compensation levels for competitiveness and reasonableness as compared to industry peers and competitors. The Compensation Committee met twice during the fiscal year ended December 31, 2006. The Compensation Committee Charter is annexed hereto as Appendix E.

NOMINATION OF DIRECTORS

Due to the size of the Board of Directors, the Company does not have a nominating committee to select director nominees. All nominees for director are selected based on a vote of the majority of the independent directors of the Board of Directors. The Board of Directors has determined that four of the current five members of the Board of Directors (Messrs. Cavanagh, Kogan, Kreitman and O'Rourke) are "independent directors" in accordance with the rules and regulations of Amex. Only independent directors vote on Board of Director nominees.

The assessment by which the independent directors of the Board of Directors consider candidates for director is based upon various criteria, including having business experience on a management level with a company which issues audited financial statements, integrity and independence, demonstrated leadership ability, diverse perspectives and the ability to exercise sound business judgment. Nominees for directors should have the ability to read and understand financial statements. Candidates with construction industry or real estate experience and contacts are given special consideration. The Board of Directors also considers the candidate's reputation and standing in the business community, as well as participation in industry associations relevant to the Company's business.

In the case of incumbent directors whose terms of office are set to expire, the independent directors of the Board of Directors review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.

Consideration of new director nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. The independent directors identify potential candidates by recommendations from its members, Company management and stockholders, as well as by consulting with the Company's legal, financial and auditing professionals and with other members of the business community in general and the construction industry in particular. The Company does not pay fees to such professionals or third parties for any such assistance.

The independent directors of the Board of Directors will consider nominees for director recommended by stockholders provided the procedures set forth under the heading "Stockholders Proposal for 2008 Annual Meeting" (below), are followed by stockholders in submitting recommendations. Stockholder nominations that comply with such procedures will be evaluated in the same manner (including using the same criteria as set forth above) and will receive the same consideration as nominees recommended by the independent directors of the Board of Directors.

DIRECTORS' ATTENDANCE AT MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors held a total of four quarterly meetings in 2006, which does not include actions by written consent or committee meetings. Each director serving during the fiscal year ended December 31, 2006 attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

DIRECTORS' ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

All members of the Board of Directors are required to attend the Company's Annual Meeting of stockholders. All members of the Board of Directors serving as directors during the fiscal year ended December 31, 2006, attended the 2006 Annual Meeting of Stockholders.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Stockholder communications to the Board of Directors may be sent by mail addressed to the Board of Directors generally, or to a member of the Board of Directors individually, c/o James F. Oliviero, Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, NY 11101. All communications so addressed will be immediately forwarded to the Board of Directors or the individual member of the Board of Directors, as applicable.

CODE OF ETHICS

The Company has adopted a written Code of Ethics (the "Code of Ethics") that applies to our directors, principal executive officer and principal financial and accounting officer. Copies of the Code of Ethics will be provided free of charge upon written request directed to the Company's Director of Investor Relations, at the Company's executive office.

AUDIT COMMITTEE REPORT

In accordance with SEC rules, the Audit Committee has prepared the following report:

As part of its ongoing activities, the Audit Committee has:

          o reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended December 31, 2006;

          o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended; and

          o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Mr. Warren O. Kogan has not participated in this review and discussions, as he was appointed to the Audit Committee, effective January 3, 2007.

Stanley Kreitman
Innis O'Rourke, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised of three non-employee directors, Mr. Kogan, Mr. Kreitman and Mr. Cavanagh.

COMPENSATION DISCUSSION AND ANALYSIS

         General Philosophy. We compensate our senior management through a mix of base salary, bonus and equity compensation designed to be competitive with comparable employers and to align management's incentives with the long-term interests of our stockholders. Our compensation setting process consists of establishing targeted overall compensation for each senior manager and then allocating that compensation among base salary and incentive compensation. At the senior-most levels, we design the incentive compensation to reward company-wide performance through tying awards primarily to earnings growth. At lower levels, we design the incentive compensation to reward the achievement of specific operational goals within areas under the control of the relevant employees, although company-wide performance is also a factor.

         Base Salaries. We seek to provide our senior management with a level of assured cash compensation in the form of base salary that facilitates an appropriate lifestyle given their professional status and accomplishments. Members of the Compensation Committee of our Board of Directors have strong ties to the construction industry and are familiar with the compensation paid to senior construction industry executives in the New York City region. Using such knowledge, the Compensation Committee concluded that a base salary of $450,000 for each of 2006 and 2007 was appropriate for our Chief Executive Officer. This salary was set in a written Employment Agreement, effective January 1, 2006, and which expires on December 31, 2009. For 2006 we concluded that a base salary of $180,000 for 2006 was appropriate for the Chief Operating Officer of KSW Mechanical. For 2007, his base salary was set at $ 200,000.

         Salaries of our Chief Financial Officer and General Counsel are based on their experience and ability to support and facilitate the achievement of company objectives. During 2006, their base salaries were $130,000 and $175,000, respectively. For 2007, their base salaries increased to $142,500 and $180,000, respectively.

         Bonuses. Our practice is to award cash bonuses based upon the achievement of performance objectives. For our Chief Executive Officer, his bonus for each of the years 2006 and 2007, as provided by his written Employment Agreement, is an amount equal to 9.5% of our annual profits in excess of $250,000, before taxes and stock option expenses. We believe that linking his bonus to profits is in the best interests of shareholders, since profitability is an important factor in determining our stock price. The bonus of our Chief Operating Officer is determined by our Chief Executive Officer and is based on how well our Chief Operating Officer monitors and controls the Company's operations in the field, as well as in the office. Factors which are considered include labor productivity, identifying jobsite conditions which would benefit from increased management attention and problem solving, and the effectiveness of the Company's purchasing, billing and cost monitoring systems.

         Bonuses paid to our Chief Financial Officer and General Counsel are based on a review by our Chief Executive Officer on their success in achieving the specified goals of their department, as well as their effectiveness in supporting the operations of the Company.

         Equity Compensation. Historically, the primary form of equity compensation that we awarded consisted of non-qualified stock options awarded pursuant to our 1995 Stock Option Plan. We selected this form to provide management personnel with an incentive to help maximize Company profits, which generally will favorably influence stock price and increase shareholder value. No stock options were granted to employees in 2005 except for 20,000 stock options granted to the Company's Chief Financial Officer. The 1995 Stock Option Plan expired in December 2005. Therefore, no equity compensation was awarded in 2006.

         Perquisites and Other Benefits. We annually review the perquisites that each member of senior management receives. We pay the premiums on a $1.0 million life insurance policy for our Chief Executive Officer, payable on his death to the beneficiary of his choice. He also is provided with a company car and driver at an annual cost of approximately $92,000 to facilitate his ability to attend multiple meetings during a work day at various construction sites and related offices throughout the New York City metropolitan area. When in the office, the driver provides clerical services. All members of senior management participate in the Company's medical and 401(k) plans which are available to all employees.

         Board Process. The Compensation Committee of our Board of Directors sets all compensation and equity awards to our Chief Executive Officer. The Chief Executive Officer determines all compensation and equity awards to other officers and senior management personnel.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The following report, submitted by the Compensation Committee of the Board of Directors (the "Compensation Committee"), provides information regarding policies and practices concerning compensation of the Chief Executive Officer and other executive officers.

The Company's Compensation Committee is comprised of three of the Company's independent directors. The Compensation Committee sets the salary, awards and benefits of the Chief Executive Officer, and has delegated to that officer the right to determine the salary, awards and benefits of senior management.

The Company's Compensation Discussion and Analysis ("CD&A") is set forth in the Company's Definitive Proxy Statement pursuant to Section 14(a) of the Securities Act of 1934. The Compensation Committee has reviewed and discussed the CD&A with management and, based on its review and discussion, recommended to the Board of Directors that the CD&A be included in the Company's Proxy Statement.

Stanley Kreitman
John Cavanagh
Warren O. Kogan

COMPENSATION OF DIRECTORS

During 2006, the Company paid its non-employee directors an annual fee of $16,000, an attendance fee of $1,000 per Board of Directors meeting and $500 per committee meeting if not held in conjunction with a Board of Directors meeting. See Appendix D, Director Compensation Table, annexed hereto.

COMPENSATION OF EXECUTIVES

See Appendix A, Summary Compensation Table, for year ended 12/31/06, annexed hereto.

EMPLOYMENT AGREEMENTS

On September 12, 2006, the Company, KSW Mechanical and Floyd Warkol, the Chairman and Chief Executive Officer of the Company, entered into an employment agreement (the "Employment Agreement"), effective as of January 1, 2006.

Under the terms of the Employment Agreement, Mr. Warkol will continue to be employed as the Chief Executive Officer of the Company and KSW Mechanical for the period January 1, 2006 through December 31, 2007. Mr. Warkol will be paid an annual salary of $450,000, based upon a five day work week. In addition, Mr. Warkol will receive each year an amount equal to 9.5% of the Company's annual profits, before taxes and stock option expenses, which profits are in excess of $250,000.

Under the Employment Agreement, Mr. Warkol is also entitled to medical insurance, disability insurance with payments up to 60% of his base compensation, a $1 million policy of life insurance payable as directed by him (at a cost of approximately $3,600 per year) and a car with a driver (at a cost of approximately $92,000 per year, of which $30,500 relates to the personal portion of this expense).

The Employment Agreement may be terminated by the Company for "cause", which includes Mr. Warkol's willful and continued failure to perform his duties, fraud or embezzlement, conviction of a felony and the inability of Mr. Warkol to perform his duties. Mr. Warkol may terminate the Employment Agreement upon the sale of the Company or substantially all of its assets.

On March 6, 2007, the Compensation Committee of the Board of Directors and Mr. Warkol agreed to extend the term of the Employment Agreement for two years, until December 31, 2009, on the same terms and conditions as in the Employment Agreement.

OUTSTANDING EQUITY AWARDS AT FISCAL 2006 YEAR-END

See Appendix B, Outstanding Equity Awards Table, annexed hereto.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2006 regarding shares of Common Stock to be issued upon exercise and the weighted-average exercise price of all outstanding options, warrants and rights granted under the Company's equity compensation plans as well as the number of shares available for issuance under such plans. The Plan expired in December 2005.

                                                                                    NUMBER OF SECURITIES
                                 NUMBER OF SECURITIES                              REMAINING AVAILABLE FOR
                                  TO BE ISSUED UPON         WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                                     EXERCISE OF           EXERCISE PRICE OF      EQUITY COMPENSATION PLANS
                                 OUTSTANDING OPTIONS,     OUTSTANDING OPTIONS,     (excluding securities
PLAN CATEGORY                    WARRANTS AND RIGHTS      WARRANTS AND RIGHTS      reflected in column (a))
----------------------------     --------------------     --------------------    -------------------------
                                         (a)                      (b)                        (c)
Equity compensation plans
   approved by security
   holders                                    368,835     $               1.65                            0
Equity compensation plans
   not approved by
   security holders                                 -                        -                            -
                                 --------------------                             -------------------------
Total                                         368,835                                                     0
                                 ====================                             =========================

OPTION EXERCISES AND STOCK VESTED DURING 2006

See Appendix C, Option Exercises and Stock Vested Table, annexed hereto.

CERTAIN RELATED PARTY TRANSACTIONS

There have been no transactions since January 1, 2006, and no transactions are currently proposed between the Company and any related persons that are required to be reported. Any transaction required to be reported must be approved in writing by the Board of Directors as being in the Company's interest.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file reports of initial ownership and changes in ownership with the SEC. Executive officers and directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that during the year ended December 31, 2006, its executive officers, directors and stockholders of more than 10% of the Company complied with all applicable
Section 16(a) filings requirements, except that a 500 share sale on October 3, 2006 by Floyd Warkol, under his Rule 10b5-1 plan, was not reported until January 8, 2007 due to a reporting error by the plan administrator.

INDEMNIFICATION

The Company's Certificate of Incorporation provides that a director or officer of the Company may be indemnified by the Company to the full extent permitted by the Delaware General Corporation Law or any other applicable law.

PERFORMANCE GRAPH

The following graph compares the cumulative total returns for our Common Stock for the five-year period ending December 31, 2006 with the NASDAQ Market Index and an index of all publicly traded companies in the Plumbing, Heating and Air Conditioning industry (SIC Code 1711) (the "SIC Code Index") for the same period. Total return equals change in stock price plus dividends paid, and assumes the investment of $100 in the Company's Common Stock and in each index on January 1, 2001 and that all dividends are reinvested. The information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The performance graph is not necessarily indicative of future investment performance.

                                2001       2002       2003       2004       2005       2006
                              --------   --------   --------   --------   --------   --------
KSW, INC.                          100      78.67      82.67      54.67     373.33     999.54
SIC CODE INDEX                     100      42.54       67.3      92.34     111.12     132.47
NASDAQ MARKET INDEX                100      69.75     104.88      113.7     116.19     128.12

Source: Core Data, Inc.

                                 PROPOSAL NO. 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Audit Committee has selected Marden, Harrison & Kreuter, CPAs, P.C. ("MHK"), certified public accountants, as the Company's independent registered public accounting firm, for the fiscal year ending December 31, 2007, subject to ratification of such appointment by the stockholders. In the event of a negative vote on ratification, the Audit Committee will reconsider its selection.

On September 18, 2003, the Company's Audit Committee engaged MHK as its principal independent registered public accounting firm. Their appointment, through December 31, 2006, was ratified by the stockholders at the 2004, 2005 and 2006 Annual Meetings.

During the year ended December 31, 2006, neither the Company nor anyone on its behalf consulted with MHK regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K. Rosen Seymour Shapss Martin and Company, LLP ("RSSM") were the Company's independent accountants for the fiscal year ended December 31, 2002 and reviewed the financial statements included the Company's Form 10-Q for the first two quarters of 2003.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

During 2006, MHK billed the Company $150,000 for professional services rendered.

The following table sets forth the aggregate fees billed by MHK and RSSM for professional services in each of the fiscal years ended December 31, 2006 and 2005.

YEAR ENDED DECEMBER 31, 2006

                                            TOTAL         MHK          RSSM
                                          ----------   ----------   ----------
Audit fees                           (1)  $   63,900   $   63,900   $        -
Audit related fees                   (2)      54,450       54,450            -
Tax fees                             (3)      31,650       31,650            -
All other fees                       (4)           -            -            -
                                          ----------   ----------   ----------
Total                                     $  150,000   $  150,000   $        -
                                          ==========   ==========   ==========

YEAR ENDED DECEMBER 31, 2005

Audit fees                           (1)  $   51,154   $   51,154   $        -
Audit related fees                   (2)      37,356       33,856        3,500
Tax fees                             (3)      14,001       14,001            -
All other fees                       (4)       1,614        1,614            -
                                          ----------   ----------   ----------
Total                                     $  104,125   $  100,625   $    3,500
                                          ==========   ==========   ==========

     (1) Audit fees consisted principally of audit work performed on the consolidated financial statements, as well as work generally only the independent auditor can reasonably be expected to provide.
     (2) Audit related fees consisted of work performed in the review of the Company's quarterly consolidated financial statements.
     (3)  Tax fees consisted of tax compliance and reporting services.
     (4) The Company generally does not engage its outside auditors for "other" services.

The Audit Committee of the Company's Board of Directors considered whether the provision of non-audit services by the independent public accountants was compatible with maintaining the accountants' independence and they determined that it was.

The Audit Committee has a policy requiring pre-approval of audit and non-audit services. The Audit Committee of the Company's Board of Directors considers each engagement of the independent auditor on a case-by-case basis. In determining engagements to be performed by independent auditors, the Audit Committee determines if these services would impair the independence of the auditors and if these services are in the best interest of the Company. The Audit Committee approved all audit and non-audit services provided by MHK during the fiscal year ended December 31, 2006.

It is expected that a representative of MHK will be present at the Annual Meeting with the opportunity to make a statement if such representative so desires and to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MARDEN, HARRISON & KREUTER, CPAS, P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Company knows of no other matter to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the proxy on such matters in accordance with their judgment.

                  STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholder proposals to be presented at the 2008 Annual Meeting must be received by the Company on or before December 12, 2007 for inclusion in the proxy statement and proxy card relating to the 2008 Annual Meeting pursuant to SEC Rule 14a-8. Any such proposals should be sent via registered, certified or express mail to: Director of Investor Relations, KSW, Inc., 37-16 23rd Street, Long Island City, New York 11101.

As a separate and distinct matter from proposals under Rule 14a-8, the Company's By-Laws provide that in order for business to be properly brought before the next Annual Meeting by a stockholder, such stockholder must deliver timely notice thereof. To be timely, a stockholder introducing a proposal at an Annual Meeting must notify the Company of such intention not less than 60 days prior to the date of the Annual Meeting. If the Company has given less than 75 days public notice of the date of the Annual Meeting, the stockholder must give such notice so that it is received by the Company not later than 10 days after the public notice is given or the Proxy Statement is mailed. The stockholder's notice must give the information specified in the By-Laws, including information about the stockholder making the proposal, the number of shares such stockholder owns and any interest such stockholder may have in the subject of the proposal. If such stockholder will be nominating persons for election as Directors, certain information specified in the By-Laws must also be given about the nominee and the nominee's interest in the Company.

Dated: April 3, 2007


                                             By order of the Board of Directors


                                             James F. Oliviero
                                             General Counsel

Please remember to mark, sign, date and return the enclosed Proxy Card in the enclosed postage-paid envelope so that your important vote will be counted at the Annual Meeting.

APPENDIX A

                           SUMMARY COMPENSATION TABLE

                                                                                          CHANGE IN
                                                                                           PENSION
                                                                                          VALUE AND
                                                                           NON-EQUITY    NONQUALIFIED
                                                                            INCENTIVE     DEFERRED
                                                       STOCK     OPTION       PLAN       COMPENSATION    ALL OTHER
      NAME AND                    SALARY     BONUS    AWARDS     AWARDS   COMPENSATION     EARNINGS     COMPENSATION        TOTAL
 PRINCIPAL POSITION      YEAR       ($)       ($)       ($)       ($)          ($)           ($)             ($)             ($)
         (a)              (b)       (c)       (d)       (e)       (f)          (g)           (h)           (i)(3)            (j)
---------------------   -------   -------   -------   -------   -------   ------------   ------------   ------------     ----------
FLOYD WARKOL              2006    450,000    50,000(1)     --        --        569,957(2)          --         39,100(4)   1,109,057
RICHARD W. LUCAS          2006    130,000    25,000        --        --             --             --          3,750        158,750
VINCENT TERRAFERMA        2006    180,000    75,000        --        --             --             --          5,000        260,000
JAMES F. OLIVIERO         2006    175,000    35,000        --        --             --             --          5,000        215,000

(1) Amount consists of a performance bonus based on 2005 financial results awarded to Mr. Warkol in 2006.

(2) Amounts consist of the bonus earned by Mr. Warkol pursuant to his employment agreement.

(3) Unless otherwise indicated, the amounts in this column consist of 401K matching contributions made by the Company.

(4) This amount consists of (a) approximately $3,600 related to an insurance policy, (b) $30,500 related to the personal portion of expenses for the use of a car and a driver and (c) a $5,000 401K matching contribution made by the Company

APPENDIX B

                OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2006

                                             OPTION AWARDS                                           STOCK AWARDS
                     --------------------------------------------------------------  ---------------------------------------------
                                                                                                                          EQUITY
                                                                                                                         INCENTIVE
                                                                                                              EQUITY       PLAN
                                                                                                             INCENTIVE    AWARDS:
                                                    EQUITY                                                     PLAN      MARKET OR
                                                   INCENTIVE                                                  AWARDS:     PAYOUT
                                                     PLAN                                                    NUMBER OF   VALUE OF
                                                    AWARDS:                          NUMBER OF    MARKET     UNEARNED    UNEARNED
                      NUMBER OF     NUMBER OF      NUMBER OF                          SHARES       VALUE      SHARES,     SHARES,
                      SECURITIES    SECURITIES    SECURITIES                         OR UNITS    OF SHARES     UNITS       UNITS
                      UNDERLYING    UNDERLYING    UNDERLYING                         OF STOCK    OR UNITS    OR OTHER    OR OTHER
                     UNEXERCISED   UNEXERCISED    UNEXERCISED   OPTION                 THAT      OF STOCK     RIGHTS      RIGHTS
                       OPTIONS       OPTIONS       UNEARNED    EXERCISE   OPTION     HAVE NOT    THAT HAVE   THAT HAVE   THAT HAVE
                         (#)          (#)          OPTIONS      PRICE    EXPIRATION    VESTED   NOT VESTED  NOT VESTED  NOT VESTED
        NAME         EXERCISABLE  UNEXERCISABLE       (#)        ($)       DATE         (#)         ($)         (#)         ($)
         (a)             (b)           (c)            (d)        (e)        (f)         (g)         (h)         (i)         (j)
------------------   -----------  -------------   -----------  --------  ----------  ---------  ----------  ----------  ----------
FLOYD WARKOL             225,000             --            --      1.66    12/15/10         --          --          --          --
RICHARD W. LUCAS           6,667         13,333(1)         --      1.66    08/08/15         --          --          --          --
VINCENT TERRAFERMA         6,667             --            --      1.66    12/15/10         --          --          --          --
JAMES F. OLIVIERO             --             --            --        --          --         --          --          --          --

(1) This option was granted August 8, 2005. Assuming continued employment with the Company, 6,667 shares will become exercisable on August 8, 2007 and the remaining on August 8, 2008.

APPENDIX C

                  OPTION EXERCISES AND STOCK VESTED DURING 2006

                                       OPTION AWARDS                              STOCK AWARDS
                            -------------------------------------    -------------------------------------
                              NUMBER OF SHARES     VALUE REALIZED     NUMBER OF SHARES      VALUE REALIZED
                            ACQUIRED ON EXERCISE     ON EXERCISE     ACQUIRED ON VESTING      ON VESTING
       NAME                         (#)                 ($)                 (#)                  ($)
        (a)                         (b)               (c) (1)               (d)                  (e)
-------------------------   --------------------   --------------    -------------------    --------------
FLOYD WARKOL         2006                 74,500          163,156                     --                --
RICHARD W. LUCAS     2006                     --               --                     --                --
VINCENT TERRAFERMA   2006                     --               --                     --                --
JAMES F. OLIVIERO    2006                 20,000           43,800                     --                --

(1) The value realized equals the difference between the option exercise price and the fair value of the Company's common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

APPENDIX D

                              DIRECTOR COMPENSATION

                                                                       CHANGE IN
                                                                        PENSION
                                FEES                  NON-EQUITY       VALUE AND
                             EARNED OR                INCENTIVE      NONQUALIFIED
                                PAID      STOCK          PLAN           DEFERRED          ALL OTHER
                              IN CASH     AWARDS     COMPENSATION     COMPENSATION       COMPENSATION      TOTAL
       NAME                     ($)        ($)           ($)            Earnings             ($)            ($)
        (a)                   (b) (1)      (c)           (d)               (e)             (f) (2)          (g)
-------------------------   ----------   -------   ---------------   ---------------   ---------------   ----------
RUSSELL MOLINA       2006       19,000        --                --                --                --       19,000
STANLEY KREITMAN     2006       19,000        --                --                --            51,800       70,800
INNIS O'ROURKE       2006       19,000        --                --                --                --       19,000
JOHN  A. CAVANAGH    2006       19,000        --                --                --            49,195       68,195
WARREN O. KOGAN      2006        9,933        --                --                --                --        9,933

(1) During 2006, the Company paid its non-employee directors an annual fee of $16,000, an attendance fee of $1,000 per meeting of the Board of Directors and $500 per committee meeting if not held in conjunction with a meeting of the Board of Directors. As of March 15, 2007, the fees for non-employee directors are the same as for 2006. Mr. Kogan was appointed to the Board of directors on March 10, 2006, and his fees are pro-rated.

(2) Amounts included above under the caption "all other compensation" represent the exercise of stock options by Directors during the year. The value realized equals the difference between the option exercise price and the fair value of the Company's common stock on the date of exercise multiplied by the number of shares for which the option was exercised.

     The following schedule details the options outstanding for each Director as of December 31, 2006.

       NAME             # OF OPTIONS OUTSTANDING     # OF OPTIONS EXERCISABLE
---------------------   -------------------------    ------------------------
RUSSELL MOLINA                             20,000                      20,000
STANLEY KREITMAN                               --                          --
INNIS O'ROURKE                             20,000                      13,333
JOHN  A. CAVANAGH                           6,668                           1
WARREN O. KOGAN                                --                          --

APPENDIX E

                                    KSW, INC.
                         COMPENSATION COMMITTEE CHARTER

ROLE

The compensation Committee's role is to discharge the Board's responsibilities relating to compensation of the Company's executives and to oversee and advise the Board on the adoption of policies that govern the Company's compensation and benefit programs.

MEMBERSHIP

The membership of the Committee consists of at least three directors, each of whom shall (a) meet the independence requirements, (b) be a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and (c) be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code. The Board appoints the members of the Committee and the chairperson. The Board may remove any member from the Committee at any time with or without cause.

OPERATIONS

The Committee meets at least two times a year. Additional meetings may occur as the Committee or its chair deems advisable. The Committee will meet periodically in executive session without Company management present. The Committee will cause to be kept adequate minutes of its proceedings, and will report on its actions and activities at the next quarterly meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar comm8nications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or
(c) the laws of the state of Delaware.

AUTHORITY

The Committee will have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to retain and terminate compensation consultants, or other experts or consultants, as it deems appropriate, at the Company's expense, including sole authority to approve the fees and other retention terms for such persons. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications.

Except as otherwise delegated by the Board or the Committee, the Committee will act on behalf of the Board. The Committee will serve as the "Committee" established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans. The Committee may delegate to the Chief Executive Officer the authority to set the compensation structure and make grants of stock options and stock awards to eligible individuals. The Chief Executive shall report to the Committee when he sets the compensation of any individuals or makes any grants of stock options or awards. The Committee may revoke any such delegation of authority at any time.

RESPONSIBILITIES

The principal responsibilities and functions of the Compensation Committee are as follows:

     1. Review the competitiveness of the Company's executive compensation programs to ensure (a) the attraction and retention of executives, (b) the motivation of executives to achieve the Company's business objectives, and (c) the alignment of the interests of key leadership with the long-term interests of the Company's shareholders.

     2. Review trends in executive compensation, oversee the development of new compensation plans, and, when necessary, approve the revision of existing plans.

     3. Review and approve the compensation structure for the Chief Executive Officer.

     4. Delegate to the Chief Executive Officer the responsibility to set the compensation of other executives.

     5. Review and discuss with the Board plans for executive officer development and corporate succession plans for the CEO and other executive officers.

     6.   Review  and  make   recommendations   concerning  long-term  incentive
          compensation plans, including the use of equity-based plans.

     7. Periodically review the compensation paid to non-employee directors and make recommendations to the Board for any adjustments. No member of the Committee will act to fix his or her own compensation except for uniform compensation to directors for their services as a director.

     8. Review reports from management on matters relating to the Company's compensation practices.

     9. Produce an annual report of the Compensation Committee on executive compensation for the Company's annual proxy statement in compliance with and to the extent required by applicable Securities and Exchange Commission rules and regulations and relevant listing authority.

     10. Review and discuss with management the Compensation Discussion and Analysis to be included in the Company's annual proxy statement.

                                                  ANNUAL MEETING OF STOCKHOLDERS OF

                                                              KSW, INC.

                                                             MAY 8, 2007

                                                     Please date, sign and mail
                                                       your proxy card in the
                                                      envelope provided as soon
                                                             as possible.

                               Please detach along perforated line and mail in the envelope provided.

------------------------------------------------------------------------------------------------------------------------------------
                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
    PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               FOR  AGAINST ABSTAIN
1. ELECTION OF DIRECTORS: A vote for election of the             2. APPOINTMENT OF INDEPENDENT AUDITORS.       [ ]    [ ]     [ ]
   following nominees.                                              The ratification of the appointment
                                                                    of Marden, Harrison & Kreuter,
                                 NOMINEES:                          CPAs, P.C.
[ ]  FOR ALL NOMINEES            o  Floyd Warkol
                                 o  Warren O. Kogan              3. In their discretion, upon any other matters which may properly
[ ]  WITHHOLD AUTHORITY                                             come before the meeting or any adjournment thereof.
     FOR ALL NOMINEES
                                                                 THIS PROXY  WHEN  PROPERLY  EXECUTED  WILL BE VOTED IN THE MANNER
[ ]  FOR ALL EXCEPT                                              DIRECTED HEREIN BY THE UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION
     (See instructions below)                                    IS MADE,  THIS  PROXY  WILL BE VOTED FOR THE  NOMINEES  LISTED IN
                                                                 PROPOSAL 1 AND FOR PROPOSAL 2.

                                                                 Receipt of the Notice of Annual  Meeting and Proxy  Statement  of
                                                                 the  Company   preceding  or  accompanying  the  same  is  hereby
                                                                 acknowledged.

INSTRUCTION: To withhold authority to vote  for any individual   PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
             nominee(s), mark "FOR ALL EXCEPT" and fill in the   ENCLOSED ENVELOPE.
             circle next to each nominee you wish to withhold,
             as shown here: [X]
--------------------------------------------------------------










--------------------------------------------------------------
To change the address on your account,  please check the
box at  right  and  indicate  your  new  address  in the   [ ]
address  space  above.  Please note that  changes to the
registered  name(s) on the account may not be  submitted
via this method.
--------------------------------------------------------------


Signature of Stockholder                       Date:             Signature of Stockholder                      Date:
                        ---------------------       -----------                          ---------------------        -----------

     NOTE: Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly,  each holder should sign.
           When signing as executor,  administrator,  attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


PROXY
                                    KSW, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                                   MAY 8, 2007

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints James Oliviero and Richard Lucas, each of them, proxies, with full power of substitution, to vote all shares of KSW, INC. which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the American Stock Exchange, 16 Trinity Place, N.Y. 10006, on May 8, 2007 at 2:00 p.m., New York time, and at any adjournment thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

                 (TO BE CONTINUED AND SIGNED ON THE OTHER SIDE)